Exhibit 10.2

FIRST AMENDMENT TO LOAN AGREEMENT

Dated as of March 30, 2015

Between

TCOLV PROPCO LLC, NEVADA PROPERTY 1 LLC, NEVADA RESTAURANT

VENTURE 1 LLC and NEVADA RETAIL VENTURE 1 LLC,

collectively, as Borrower

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Lender

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of March 30, 2015 (this “Amendment”), is among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and/or assigns, “Lender”), and TCOLV PROPCO LLC (“Propco Borrower”), NEVADA PROPERTY 1 LLC (“Operating Borrower”), NEVADA RESTAURANT VENTURE 1 LLC (“Restaurant Borrower”) and NEVADA RETAIL VENTURE 1 LLC (“Retail Borrower”), each having its principal place of business at 3708 Las Vegas Boulevard South, Las Vegas, Nevada 89109 (each, an “Individual Borrower” and collectively, “Borrower”).

W I T N E S S E T H:

WHEREAS, Lender has made a loan in the original principal amount of Eight Hundred Seventy Five Million and No/100 Dollars ($875,000,000.00) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of December 19, 2014 (the “Original Loan Agreement”), by and among Borrower and Lender, which Loan is evidenced by the Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement); and

WHEREAS, Borrower and Lender desire to execute this Amendment in order to amend the Original Loan Agreement (the Original Loan Agreement, as so amended by this Amendment, the “Amended Loan Agreement”) as set forth herein.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

A G R E E M E N T:

Section 1. Amendments to Section 1.1 Original Loan Agreement (Definitions).

(a) The definition of “Spread” in Section 1.1 of the Original Loan Agreement is hereby deleted in its entirety replaced by the following:

“”Spread” shall mean, with respect to each Component, the following amounts, as the same may be reallocated pursuant to, and in accordance with the restrictions and limitations contained in Section 9.1.2:

(a)	Component A-1: 1.3717942857%;

(b)	Component A-2: 1.9217942857%;

(c)	Component A-3: 2.3717942857%;

(d)	Component A-4: 3.4217942857%; and

(e)	Component A-5: 4.0717942857%, and

(f)	Component A-6: 5.3717942857%.

which amount shall be increased by fifteen (15) basis points on the first date of the third Extension Term.”

Section 2. Amendment to Section 2.1.5 of the Original Loan Agreement (Components of the Loan). Section 2.1.5 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

2.1.5 Components of the Loan. For the purpose of computing interest payable from time to time on the principal amount of the Loan and certain other computations set forth herein, the principal balance of the Loan shall be divided into Components A-1 through A-6. The principal amount of the Components shall be as follows:

COMPONENT	PRINCIPAL AMOUNT
A-1		$287,000,000.00
A-2		$78,000,000.00
A-3 A-4	$ $	70,000,000.00 222,200,000.00
A-5		$146,100,000.00
A-6		$71,700,000.00

Section 3. Omnibus Amendment. As of the date hereof, each reference in any of the Loan Documents to the defined terms which have been modified pursuant to this Amendment shall be deemed to be a reference to each such defined term as so modified.

Section 4. Ratification. By their signatures below, each Guarantor hereby agrees and consents to this Amendment and ratifies and confirms as to itself all of the terms and provisions set forth in the Guaranty and each of the other Loan Documents to which it is a party (as each of the Loan Documents are amended or otherwise modified on the date hereof by this Amendment), and each agrees that their respective obligations and liabilities under such agreements shall continue without impairment or limitation by reason of this Amendment. Except as modified and amended by this Amendment, the Original Loan Agreement and the respective obligations of Lender, Borrower and Guarantor thereunder and in respect of the Loan shall remain unmodified and in full force and effect.

Section 5. Waiver. Borrower hereby waives all offsets, defenses and claims it may have against Lender that accrued on or before the date hereof.

Section 6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 7. Intentionally Omitted.

Section 8. No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section 9. Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 10.3 of the Original Loan Agreement.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section 11. References to Loan Agreement. All references in the Loan Documents to the “Loan Agreement” shall mean the Amended Loan Agreement.

Section 12. Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 13. Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Original Loan Agreement.

Section 14. Exculpation. The provisions of Section 9.3 of the Original Loan Agreement are hereby incorporated by reference into this Amendment to the same extent and with the same force as if fully set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

NEVADA PROPERTY 1 LLC, a Delaware limited liability company

By:	/s/ Andrea Drasites
Name: Andrea Drasites Title: Vice President

TCOLV PROPCO LLC, a Delaware limited liability company

By:	/s/ Andrea Drasites
Name: Andrea Drasites
Title: Vice President

NEVADA RESTAURANT VENTURE 1 LLC, a Delaware limited liability company

By:	/s/ Andrea Drasites
Name: Andrea Drasites
Title: Vice President

NEVADA RETAIL VENTURE 1 LLC, a Delaware limited liability company

By:	/s/ Andrea Drasites
Name: Andrea Drasites
Title: Vice President

LENDER: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:	/s/ Joseph E. Geoghan
Name: Joseph E. Geoghan
Title: Managing Director

ACKNOWLEDGED AND AGREED:

GUARANTOR:

BLACKSTONE REAL ESTATE PARTNERS VII-NQ L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.F-NQ (AV) L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE
HOLDINGS VII-NQ – ESC L.P.

By:	BREP VII-NQ SIDE-BY-SIDE GP L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE FAMILY REAL ESTATE
PARTNERSHIP VII-SMD L.P.

By:	BLACKSTONE FAMILY GP L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE
PARTNERS VII.TE.1-NQ L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE
PARTNERS VII.TE.2-NQ L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE
PARTNERS VII.TE.3-NQ L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE
PARTNERS VII.TE.4-NQ L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE
PARTNERS VII.TE.5-NQ L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE
PARTNERS VII.TE.6-NQ L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE
PARTNERS VII.TE.7-NQ L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE
PARTNERS VII.TE.8-NQ L.P.

By:	BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P., its General Partner

By:	BREA VII-NQ L.L.C., its General Partner

	By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director